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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934, as amended


        Date of Report (Date of earliest event reported): March 26, 2001


                     FINANCIAL ASSET SECURITIES CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT, DATED AS OF MARCH 1, 2001, PROVIDING FOR THE ISSUANCE OF
                    ASSET-BACKED CERTIFICATES, SERIES 2001-1)


                     Financial Asset Securities Corporation

             (Exact name of registrant as specified in its charter)
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       Delaware                       333-84929                06-1442101
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(State or Other Jurisdiction of      (Commission            (I.R.S. Employer
        Incorporation)               File Number)         Identification No.)


                    600 Steamboat Road                              92618
                 Greenwich, Connecticut                          (Zip Code)
                  (Address of Principal
                    Executive Offices)

Registrant's telephone number, including area code, is (203)625-2700

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Item 2.  ACQUISITION OR DISPOSITION OF ASSETS

                  On March 29, 2001, a single series of certificates, entitled New South Home Equity Trust, Asset-Backed Certificates, Series 2001-1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of March 1, 2001 (the "Agreement"), among Financial Asset Securities Corporation as depositor (the "Depositor"), New South Federal Savings Bank as master servicer (the "Master Servicer") and The Bank of New York as trustee (the "Trustee").

         On May 11, 2001 following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Loans, as defined in the Agreement, with an aggregate principal balance equal to approximately $24,903,271.09 with funds on deposit in the pre-funding account (the "Pre-Funding Account") established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated May 11, 2001, between the Depositor and the Trustee (the "Instrument"). Attached to the Instrument is the Loan Schedule listing the Subsequent Loans that are the subject of such Instrument.


Item 5. OTHER EVENTS

Description of the Mortgage Pool

         The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of loans (the "Pool") of fixed-rate, first and second lien loans of one- to four-family and security interests in manufactured homes, having original terms to maturity up to 30 years (the "Loans"). As of the Closing Date, the Trust Fund primarily consisted of (i) the Pool, which consisted of Loans having an aggregate principal balance of approximately $229,126,771.82 as of March 1, 2001 and (ii) the Pre-Funding Account, which contained approximately $25,000,000.00.

         As more fully described above, on May 11, 2001, the Depositor purchased the Subsequent Loans with the funds on deposit in the Pre-Funding Account. The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of April 30, 2001 (the "Subsequent Cut-Off Date").


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                                       -3-


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                           (a)      Not applicable

                           (b)      Not applicable

                           (c)      Exhibits



     EXHIBIT NO.   DESCRIPTION

         4.2 Subsequent Transfer Instrument, dated as of May 11, 2001, between Financial Asset Securities Corporation as seller and The Bank of New York, as trustee.

         99.1 Characteristics of the Pool as of April 30, 2001, relating to New South Home Equity Trust 2001-1, Asset-Backed Certificates, Series 2001-1.




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                                       -4-


                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  March 26, 2001

                                   FINANCIAL ASSET SECURITIES
                                   CORPORATION


                                   By: /s/  Frank Skibo
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                                   Name:    Frank Skibo
                                   Title:   Senior Vice President




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                                INDEX TO EXHIBITS



                                                                  Sequentially
 Exhibit No.   Description                                       Numbered Page
 -----------   -----------                                       -------------
     4.2       Subsequent Transfer Instrument

     99.1      Characteristics of the Mortgage Pool as of April
               30, 2001, relating to New South Home Equity
               Trust 2001-1, Asset-Backed Certificates, Series
               2001-1.